Semiannual Report

New
Asia
Fund

April 30, 2002


T. Rowe Price



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

New Asia Fund

o Many Asian markets surged in the six months ended April 30, 2002.

o The New Asia Fund posted impressive gains in the period but lagged its Lipper and MSCI benchmarks.

o We increased exposure in Southeast Asia, favoring domestic cyclicals including retail, housing construction, and financial services firms.

o Asia's markets benefited from improving economic conditions and corporate earnings, which could mark the start of several good years for stocks in the region.


REPORTS ON THE WEB

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Fellow Shareholders

Foreign equity markets rallied sharply in the six months ended April 30, 2002-an about-face from the prior six-month period. The liftoff commenced as signs of a reasonable U.S. economic recovery emerged. The technology sector, which powered many of Asia's economies for the past five years, rebounded strongly as investors became increasingly optimistic that the sector's recovery was on track and earnings fears were overdone.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 4/30/02                             6 Months            12 Months
--------------------------------------------------------------------------------

New Asia Fund                                        35.03%                6.48%

MSCI All Country Far East
Free Ex-Japan Index                                  41.02                14.90

Lipper Pacific Ex-Japan
Funds Average                                        36.00                13.42


In this bullish market environment, the New Asia Fund posted solid six-month gains that pulled 12-month returns into positive territory. Although the performance was impressive, your fund's results lagged both the Lipper benchmark and the MSCI All Country Far East Free Ex-Japan Index, which measures the aggregate performance of stock markets in the region.


Geographic Diversification
--------------------------------------------------------------------------------

South Korea                27%
Taiwan                     19
Hong Kong                  18
Malaysia                   11
Other and Reserves          8
India                       7
Singapore                   6
Thailand                    4

Based on net assets as of 4/30/02.


Your fund lagged the unmanaged MSCI Index, particularly at the end of 2001 when our exposure to the smaller markets of Southeast Asia, including Malaysia, Thailand, and Indonesia, was relatively low. In addition, holdings in India (trimmed from 15% of net assets six months ago) did not participate to the same degree in the Asian equity rally. In 2002's first quarter, your fund regained much of the ground it had lost to its benchmarks in late 2001, benefiting from the strong performance of our Korean stocks (increased from 21% of assets in October) and a near tripling of our position in Malaysia. Our technology holdings in these markets and Taiwan rebounded strongly.

Korea and Taiwan, which benefit most from rallies in the technology sector, were the strongest Asian market performers, rising 75% and 47%, respectively. South Asia also performed well: Malaysia and Thailand were standouts, registering gains of 37% and 45%, respectively. China and India, which are less directly affected by global economic trends, underperformed other areas in the region but still registered double-digit six-month gains.


ECONOMIC ENVIRONMENT

In our last shareholder letter, we reported that, although economic conditions were sluggish due to the slowing world economy and export outlook, we were beginning to see resilience in domestic Asian economies, particularly in consumption. At the same time, interest rates on savings deposits ebbed to all-time lows, and deflationary trends, particularly in domestic asset prices (property and equities), abated. These trends gathered momentum over the past six months, and evidence of a broadening recovery became apparent, showing up in the economic statistics and in company sales and profit trends. Unemployment also began to stabilize after a particularly painful period following the technology meltdown in early 2000.


Market Performance
--------------------------------------------------------------------------------

(In U.S. Dollar Terms)
Periods Ended 4/30/02                             6 Months            12 Months
--------------------------------------------------------------------------------

China                                                10.91%             -21.02%

Hong Kong                                            25.84               -4.25

India                                                13.49               -1.92

Malaysia                                             36.87               43.16

Philippines                                          26.91               -6.14

Singapore                                            31.08                2.30

Korea                                                74.92               65.05

Taiwan                                               47.17                7.04

Thailand                                             44.69               26.11

Source: RIMES Online, using MSCI indices.


Improving sentiment spurred consumers to begin drawing down savings for large-ticket purchases (homes, automobiles, and luxury/discretionary products) that had been postponed over the crisis years. Lenders, who had de-emphasized consumer loans during Asia's industrial and investment boom years, and who have also been dealing with bad debts left over from the 1997 Asian Crisis, started increasing consumer credit. As a result, we believe we are seeing the start of several years of consumption-led growth in Asia.

In tandem with the shift in economic-growth drivers-from exports (primarily to the U.S.) to domestic demand-we've started to see Asian stocks decouple from U.S. stocks, particularly in Southeast Asia. It is also notable and encouraging that nearly all Asian currencies, with the exception of pegged currencies like the Malaysian ringgit and the Hong Kong dollar, have strengthened relative to the U.S. dollar over the past six months.


PORTFOLIO REVIEW

Since October, we have gradually increased our exposure to Asia's domestic businesses, a shift from our focus on globally competitive firms in recent years. One of the major offshoots of this initiative has been an increase in the number of stocks in the portfolio and a decrease in the concentration of assets in the 10-largest holdings. At the end of the reporting period, your fund held positions in 110 different companies, versus approximately 70 in recent years. Many of the additions were medium-sized companies, reflecting our search for firms with specific domestic niches.


Industry Diversification

                                                      Percent of Net Assets
                                                  10/31/01              4/30/02
--------------------------------------------------------------------------------

Financials                                            30.2%                35.7%

Information Technology                                19.7                 25.8

Consumer Discretionary                                 5.2                  8.7

Industrials and Business Services                      8.8                  7.5

Telecommunications Services                           10.9                  6.3

Consumer Staples                                       5.9                  5.3

Materials                                              4.3                  2.7

All Other                                              2.6                  1.5

Reserves                                              12.4                  6.5
--------------------------------------------------------------------------------
Total                                                100.0%               100.0%


The broadening process has also led to a significantly expanded allocation to Southeast Asia, where we had maintained a minimal exposure since the Asian Crisis. We trimmed positions in India and China, which were largely insulated from the Asian Crisis, as we found better opportunities in these formerly distressed and now recovering regions. We concurrently increased exposure to domestic cyclicals such as retail, housing construction, and financial services. These areas offer solid growth prospects and should be prime beneficiaries of the recovery. Several defensive and slow-growth sectors were also trimmed, including consumer staples and fixed-line telecom, in favor of recovering sectors such as chemicals and natural resources.

Throughout the period, we continued to bulk up our financial holdings. In Singapore, we added to positions in DBS and United Overseas Bank, which we highlighted as undervalued in our last report. Both banks have been cutting costs, strengthening their balance sheets, and beefing up loan loss reserves. We also added to the financials in Malaysia, establishing new positions in Hong Leong Bank and Arab Malaysian and adding to existing holdings in RHB Capital. In Thailand, we added to Thai Farmers Bank, Bangkok Bank, and Siam Commercial Bank. Restructuring by corporate borrowers significantly improved the credit quality in these countries, which we believe could be reflected in higher share prices for these banks.

In Korea, we boosted our stake in mutual fund company Samsung Securities. In Taiwan, we added to China Development Financial and China Trust Commercial Bank. Concurrently, we trimmed financial services holdings in India that performed well, including Housing Development Finance, which generated excellent returns over the past two years.

In Malaysia, we increased our stake in Road Builder and maintained a position in IJM, a pair of premier contractors. Order backlog is recovering strongly due to a reviving housing market and renewed government spending on education and water infrastructure projects. We also added leisure companies such as casino operator Resorts World and established new positions in Genting Berhad and gaming companies Magnum and Berjaya Sports Toto. In Thailand, we initiated a position in Advanced Info Service, arguably the country's leading mobile phone operator, which has seen phenomenal growth in its prepaid services.

We sold holdings in Reliance Industries in India and trimmed Hindustan Lever. At the same time, as mid-cap stocks in India strengthened, we reduced positions in Apollo Hospitals and McDowell. We believe these relatively defensive holdings are less attractive than recovering companies such as Kuala Lumpur Kepong in Malaysia, which benefited from recovering palm oil prices, and petrochemical concern LG Chemical, which appears to be on an improving trend.


OUTLOOK

The summer tends to be relatively quiet for Asian markets, and we expect the region to spend some time digesting the strong gains posted in the last six months. It was encouraging to witness the resilience of the Asian stocks, especially when the Nasdaq languished. The U.S. economic environment should remain relatively benign, generating modest growth, and we hope that as evidence of Asia's earnings recovery emerges, Asian stocks will generate further gains. Markets there are benefiting from improving economic conditions and corporate earnings, which could mark the start of several good years for stocks in the region.

What could derail this rosy outlook? The major risks to Asia's recovery are sharply lower U.S. or global growth or sharply higher oil prices. At this juncture, we believe that the probability of one or both of these occurring is low. Nonetheless, we will closely monitor economic developments as the year progresses.

Respectfully submitted,

John R. Ford
President, T. Rowe Price International Funds, Inc.

May 26, 2002



T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS


                                                           Percent of
                                                           Net Assets
                                                              4/30/02
--------------------------------------------------------------------------------
Samsung Electronics, South Korea                                  7.7%
Taiwan Semiconductor Manufacturing, Taiwan                        4.7
Hutchison Whampoa, Hong Kong                                      3.6
United Microelectronics, Taiwan                                   3.3
South Korea Telecom, South Korea                                  2.7
--------------------------------------------------------------------------------
Kookmin Bank, South Korea                                         2.4
Sun Hung Kai Properties, Hong Kong                                2.2
Cheung Kong Holdings, Hong Kong                                   2.2
Samsung Fire & Marine Insurance, South Korea                      1.7
Esprit, Hong Kong                                                 1.7
--------------------------------------------------------------------------------
Shinhan Financial, South Korea                                    1.6
DBS, Singapore                                                    1.5
Bangkok Bank, Thailand                                            1.4
HDFC Bank, India                                                  1.4
Hyundai Motor, South Korea                                        1.4
--------------------------------------------------------------------------------
Thai Farmers Bank, Thailand                                       1.3
Henderson Land Development, Hong Kong                             1.3
ICICI, India                                                      1.3
United Overseas Bank, Singapore                                   1.2
China Mobile, Hong Kong                                           1.1
--------------------------------------------------------------------------------
Swire Pacific, Hong Kong                                          1.1
Resorts World, Malaysia                                           1.1
Siam Commercial Bank, Thailand                                    1.1
China Trust Commercial Bank, Taiwan                               1.0
Samsung Securities, South Korea                                   1.0
--------------------------------------------------------------------------------
Total                                                            51.0%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


NEW ASIA FUND
--------------------------------------------------------------------------------

                           MSCI AC                            New Asia
                           Far East         Lipper            Fund
--------------------------------------------------------------------------------

4/30/92                    10,000            10,000             10,000
4/30/93                    12,712            11,414             11,760
4/30/94                    17,790            14,782             15,535
4/30/95                    17,524            14,667             14,420
4/30/96                    21,979            17,286             17,381
4/30/97                    20,326            15,592             16,149
4/30/98                    11,890             9,562             10,727
4/30/99                    14,944            11,669             11,883
4/30/00                    16,608            14,894             18,189
4/30/01                    11,396            11,252             12,742
4/30/02                    13,093            12,740             13,568



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 4/30/02    1 Year        3 Years        5 Years         10 Years
--------------------------------------------------------------------------------

New Asia Fund             6.48%          4.52%         -3.42%            3.10%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------


                           6 Months         Year
                           Ended            Ended
               4/30/02    10/31/01   10/31/00   10/31/99   10/31/98   10/31/97

NET ASSET VALUE

Beginning of
period         $   5.11   $   7.12   $   7.20   $   4.93   $   5.95   $   8.64

Investment activities

  Net investment
  income (loss)    0.02       0.03       0.04       0.05       0.13       0.09

  Net realized
  and unrealized
  gain (loss)      1.77      (2.04)     (0.08)**    2.31      (1.07)     (2.71)

  Total from
  investment
  activities       1.79      (2.01)     (0.04)      2.36      (0.94)     (2.62)


Distributions

  Net investment
  income             --         --      (0.04)     (0.09)     (0.08)     (0.06)

  Net realized gain  --         --         --         --         --      (0.01)

  Total
  distributions      --         --      (0.04)     (0.09)     (0.08)     (0.07)


NET ASSET VALUE

End of period  $   6.90   $   5.11   $   7.12   $   7.20   $   4.93   $   5.95
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)         35.03%    (28.23)%    (0.68)%    48.73%    (15.97)%   (30.61)%

Ratio of total expenses
to average net
assets           1.16%!       1.22%      1.08%     1.21%      1.29%      1.10%

Ratio of net
investment income
(loss) to average
net assets       0.51%!       0.49%      0.41%      0.87%      2.33%      0.76%

Portfolio
turnover
rate             84.2%!       49.0%      52.2%      69.9%      68.1%      41.8%

Net assets,
end of period
(in
millions)      $    727   $    527   $    875   $    996   $    633   $    877


(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

      ** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

        !  Annualized


The accompanying notes are an integral part of these financial statements.



T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002


Portfolio of Investments                            Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands


HONG KONG  18.4%

Common Stocks  18.4%

Cheung Kong Holdings                             1,660,000      $        15,804

China Mobile (Hong Kong) *
(misc. footnote symbol)                          2,540,500                8,323

CNOOC                                            4,005,500                5,316

Dah Sing Financial                                  44,600                  228

Esprit                                           6,333,501               12,181

First Pacific (misc. footnote symbol)           19,686,000                3,307

Giordano International                           4,476,000                2,855

Global Bio-chem Technology                       7,221,600                2,546

Great Eagle (misc. footnote symbol)              4,648,000                5,483

Henderson Land Development
(misc. footnote symbol)                          1,923,000                9,370

Hutchison Whampoa                                2,961,900               25,920

Li & Fung                                        1,452,000                2,327

Shun Tak Holdings                                2,726,000                  556

Sino Land                                        9,626,000                4,196

Sun Hung Kai Properties                          1,818,000               15,851

Swire Pacific (Class A)                          1,357,000                8,143

Techtronic Industries                            5,874,000                4,820

Television Broadcast                               459,000                2,236

Varitronix                                       2,931,000                2,236

Yanzhou Coal Mining                              5,622,000                2,253

Total Hong Kong (Cost $100,297)                                         133,951


INDIA  6.9%

Common Stocks  6.9%

Apollo Hospitals                                   692,322                2,163

HDFC Bank                                        1,910,000                8,605

HDFC Bank ADR (USD) *                               95,100                1,436

Hindustan Lever                                    746,080                3,091

Housing Development Finance                        503,600                6,694

ICICI                                            7,982,108                9,128

ICICI Bank                                       1,773,861                4,097

ICICI Bank ADR (USD)                               117,300                  598

Infosys Technologies                                72,800                5,465

McDowell                                         1,215,800                1,275

Moser-Baer                                         472,000      $         2,587

Wipro                                              157,500                4,957

Total India (Cost $57,990)                                               50,096


MALAYSIA  10.9%

Common Stocks  10.9%

AMMB Holdings                                    3,699,000                5,841

Arab Malaysian *                                10,180,000                4,072

Berjaya Sports Toto                              1,818,000                4,401

British American Tobacco                           203,400                1,900

Genting Berhad                                   1,016,000                4,171

Hong Leong Bank                                  3,808,000                5,411

IJM                                              1,131,000                1,622

Kuala Lumpur Kepong                              1,135,000                2,091

Magnum                                           7,915,000                6,186

Malayan Banking Berhad                           2,363,400                5,722

Pernas International Hotel & Property            6,221,000                2,161

Phileo Allied                                    1,300,000                  623

Resorts World                                    2,868,000                7,925

RHB Capital                                     10,520,000                7,059

Road Builder                                     2,246,000                3,665

Sime Darby                                       4,546,000                6,460

Technology Resources (Ordinary Shares) *         5,738,000                4,032

Technology Resources (Restricted Shares) *       2,671,000                1,760

Telekom Malaysia                                   897,000                2,290

Tenaga Nasional                                    746,000                2,218

Total Malaysia (Cost $66,839)                                            79,610


SINGAPORE  5.6%

Common Stocks  5.6%

CapitaLand                                         367,000                  352

City Developments                                  410,000                1,402

DBS                                              1,455,000               11,239

Keppel                                           2,441,000                5,657

Overseas Chinese Banking                           573,000                4,110

Sembcorp Industries                              2,197,000                1,903

SIA Engineering                                  2,555,000      $         3,031

Singapore Press                                    242,719                3,013

Singapore Technologies Engineering               1,393,000                1,614

United Overseas Bank                             1,095,000                8,700

Total Singapore (Cost $37,227)                                           41,021


SOUTH KOREA  27.4%

Common Stocks  27.4%

Daelim Industrial                                  329,000                4,007

Hana Bank                                          380,640                4,991

Hite Brewery                                        78,390                4,409

Hyundai Department Store                           111,900                3,533

Hyundai Motor                                      266,500                9,924

Kook Soon Dang                                      93,056                2,451

Kookmin Bank                                       379,766               17,353

KT Corporation ADR (USD)                           215,403                4,879

Kumgang Korea Chemical                              23,410                2,652

LG Chemical                                        204,320                6,198

LG Household & Health Care                         202,370                6,249

Lotte Chilsung Beverage                             11,840                6,751

Lotte Confectonery                                   1,880                  948

NCsoft *                                            37,390                6,527

Pacific Corporation                                 20,100                2,331

Pohang Iron & Steel                                 40,600                4,047

Samsung Electro Mechanics                           76,600                4,528

Samsung Electronics                                189,822               56,254

Samsung Fire & Marine Insurance *                  184,600               12,531

Samsung Securities *                               219,000                7,391

Shinhan Financial                                  855,100               11,609

South Korea Telecom                                 99,540               19,421

Total South Korea (Cost $91,053)                                        198,984


TAIWAN  19.1%

Common Stocks  19.1%

Ambit Microsystems                                 595,300                2,696

Asustek Computer                                 1,862,250                6,741

China Development Financial                      4,157,231      $         2,902

China Trust Commercial Bank                      8,577,177                7,595

Compal Electronics                               2,210,000                2,970

Compeq Manufacturing *                           2,402,000                4,226

Delta Electronics                                1,558,000                2,719

Faraday Technology                                 521,000                2,510

Formosa Plastic                                  3,126,000                3,661

Fubon Financial Holding *                        4,144,000                4,231

Hon Hai Precision Industry                         978,808                4,291

Nan Ya Plastic                                   3,393,000                3,533

President Chain Store                            2,443,471                4,264

Quanta Computer *                                  524,530                1,785

Realtek Semiconductor GDR (USD) *                  160,300                3,006

Siliconware Precision Industries                 3,772,439                3,558

Sunplus Technology                               1,172,000                4,057

Taiwan Cellular                                  3,245,837                3,979

Taiwan Semiconductor Manufacturing              13,595,601               34,312

Unimicron Technology                             2,956,000                3,427

United Microelectronics                         15,476,256               23,659

Wan Hai Lines                                    6,654,000                3,474

Yageo *                                          6,089,000                5,058

Total Taiwan (Cost $113,859)                                            138,654


THAILAND  4.2%

Common Stocks and Rights  4.2%

Advanced Info Service                            1,418,800                1,345

Bangkok Bank (Foreign Shares) *
(misc. footnote symbol)                          1,142,400                1,691

Bangkok Bank (Local Shares) *                    7,298,000                8,690

PTT (misc. footnote symbol)                      2,116,800                1,456

Siam Commercial Bank (Foreign Shares) *
(misc. footnote symbol)                          4,265,000                2,455

Siam Commercial Bank (Local Shares) *            9,237,000                5,190

TelecomAsia, Rights *                            1,597,894                    0

Thai Farmers Bank (Foreign Shares) *
(misc. footnote symbol)                          1,574,100                1,110

Thai Farmers Bank (Local Shares) *
(misc. footnote symbol)                         14,244,000                8,398

Total Thailand (Cost $30,317)                                            30,335


UNITED KINGDOM  1.0%

Common Stocks  1.0%

HSBC (HKD)                                         606,834      $         7,217

Total United Kingdom (Cost $5,213)                                        7,217


SHORT-TERM INVESTMENTS  2.8%

Money Market Funds  2.8%

T. Rowe Price Reserve
Investment Fund, 2.07% #                        20,354,744               20,355

Total Short-Term
Investments (Cost $20,355)                                               20,355

Total Investments
in Securities
96.3% of Net Assets
(Cost $523,150)                                                 $       700,223

Other Assets Less Liabilities                                            27,228


NET ASSETS                                                      $       727,451
                                                                ---------------

              #  Seven-day yield
              *  Non-income producing
(misc. footnote
        symbol) All or a portion of this security is on loan at April 30, 2002 - See Note 2
            ADR  American Depository Receipts
            GDR  Global Depository Receipts
            HKD  Hong Kong dollar
            USD  United States dollar


The accompanying notes are an integral part of these financial statements.



T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

In thousands


Assets

Investments in securities,
at value (cost $523,150)                                   $  700,223

Other assets                                                   59,789

Total assets                                                  760,012


Liabilities

Total liabilities                                              32,561

NET ASSETS                                                 $  727,451
                                                           ----------

Net Assets Consist of:

Undistributed net
investment income (loss)                                   $    1,661

Undistributed net
realized gain (loss)                                         (268,521)

Net unrealized
gain (loss)                                                   177,076

Paid-in-capital applicable to
105,478,860 shares of $0.01
par value capital stock
outstanding; 2,000,000,000
shares of the Corporation
authorized                                                    817,235

NET ASSETS                                                 $  727,451
                                                           ----------


NET ASSET VALUE PER SHARE                                  $     6.90
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                             6 Months
                                                                Ended
                                                              4/30/02

Investment Income (Loss)

Income

  Dividend (net of foreign taxes of $549)                  $    5,032

  Interest (net of foreign taxes of $16)                          350

  Securities lending                                               71

  Total income                                                  5,453


Expenses

  Investment management                                         2,679

  Shareholder servicing                                           809

  Custody and accounting                                          165

  Prospectus and shareholder reports                               65

  Legal and audit                                                  25

  Proxy and annual meeting                                         23

  Registration                                                     20

  Directors                                                         5

  Miscellaneous                                                     1

  Total expenses                                                3,792

Net investment income (loss)                                    1,661


Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities (including foreign
  tax refunds of $685)                                        (45,507)

  Foreign currency transactions                                  (527)

  Net realized gain (loss)                                    (46,034)


Change in net unrealized gain (loss)

  Securities                                                  234,470

  Other assets and liabilities
  denominated in foreign currencies                               (16)

  Change in net unrealized
  gain (loss)                                                 234,454

Net realized and
unrealized gain (loss)                                        188,420


INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $  190,081
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                  6 Months                 Year
                                                     Ended                Ended
                                                   4/30/02             10/31/01


Increase (Decrease) in Net Assets

Operations
  Net investment
  income (loss)                            $         1,661      $         3,528

  Net realized
  gain (loss)                                      (46,034)             (40,838)

  Change in net
  unrealized
  gain (loss)                                      234,454             (168,504)

  Increase (decrease)
  in net assets
  from operations                                  190,081             (205,814)


Capital share transactions *

  Shares sold                                      654,397            1,022,235

  Shares redeemed                                 (644,245)          (1,163,888)

  Increase (decrease)
  in net assets from
  capital share transactions                        10,152             (141,653)


Net Assets

Increase (decrease)
during period                                      200,233             (347,467)

Beginning of period                                527,218              874,685

End of period                              $       727,451      $       527,218
                                           -------------------------------------


*Share information

  Shares sold                                      103,682              161,232

  Shares redeemed                                 (101,457)            (180,741)

  Increase (decrease)
  in shares
  outstanding                                        2,225              (19,509)


The accompanying notes are an integral part of these financial statements.



T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New Asia Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments in companies located, or with primary operations, in Asia (excluding Japan).

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At April 30, 2002, approximately 93% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At April 30, 2002, the value of loaned securities was $19,714,000; aggregate collateral consisted of $21,008,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $282,191,000 and $254,227,000, respectively, for the six months ended April 30, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Income and capital gain distributions determined in accordance with federal income tax regulations differ from net investment income and realized gains recognized for financial reporting purposes and, accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     The fund intends to retain realized gains that may be offset by available capital loss carryforwards for tax purposes. As of October 31, 2001, the fund's most recent tax year-end, the fund had $223,163,000 of capital loss carryforwards available to offset future realized gains, $184,969,000 of which expire in 2006, and $38,194,000 expire in 2009.

     At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $523,150,000. Net unrealized gain aggregated $177,073,000 at period-end, of which $201,142,000 related to appreciated investments and $24,069,000 related to depreciated investments.


NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

     Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities. At April 30, 2002, the fund has a capital gain tax refund receivable of $1,367,000, no deferred tax liability, and $12,885,000 of capital loss carryforwards expiring in 2009.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $481,000 was payable at April 30, 2002. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2002, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these related party agreements totaled approximately $671,000 for the six months ended April 30, 2002, of which $122,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the six months ended April 30, 2002, the fund was allocated $6,000 of Spectrum expenses, $1,000 of which was payable at period-end. At April 30, 2002, approximately 0.26% of the outstanding shares of the fund were held by Spectrum.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2002, totaled $304,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------


About the Fund's Directors and Officers
--------------------------------------------------------------------------------


Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001
--------------------------------------------------------------------------------

Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1991                            estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1988
--------------------------------------------------------------------------------

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers
--------------------------------------------------------------------------------

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.
--------------------------------------------------------------------------------

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company
--------------------------------------------------------------------------------

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001
--------------------------------------------------------------------------------

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------


Inside Directors


Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
--------------------------------------------------------------------------------

James S. Riepe                  Director and Managing Director, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and
2002 [98]                       Managing Director, T. Rowe Price Group, Inc.;
                                Chairman of the Board and Director, T. Rowe
                                Price Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                International Funds
--------------------------------------------------------------------------------

M. David Testa                  Chief Investment Officer, Director, and Managing
(4/22/44)                       Director, T. Rowe Price; Vice Chairman of the
1979 [98]                       Board, Chief Investment Officer, Director, and
                                Managing Director, T. Rowe Price Group, Inc.;
                                Director and Chairman of the Board, T. Rowe
                                Price Global Asset Management Limited; Vice
                                President and Director, T. Rowe Price Trust
                                Company; Director, T. Rowe Price Global
                                Investment Services Limited and T. Rowe Price
                                International, Inc.; Vice President,
                                International Funds
--------------------------------------------------------------------------------

Martin G. Wade                  Managing Director, T. Rowe Price; Director and
(2/16/43)                       Managing Director, T. Rowe Price Group, Inc.;
1982 [15]                       Chairman of the Board and Director, T. Rowe
                                Price Global Investment Services Limited and
                                T. Rowe Price International, Inc.; Director,
                                T. Rowe Price Global Asset Management Limited;
                                Chairman of the Board, International Funds
--------------------------------------------------------------------------------
**Each inside director serves until the election of a successor.
Officers




Officers


Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------

Christopher D. Alderson (3/29/62)       Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; Vice
                                        President, T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Mark C.J. Bickford-Smith (4/30/62)      Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds          Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------


Officers (continued)


Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------

Michael J. Conelius (6/16/64)           Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.
--------------------------------------------------------------------------------

Ann B. Cranmer (3/23/47)                Vice President, T. Rowe Price Group,
Assistant Vice President,               Inc., and T. Rowe Price International,
International Funds                     Inc.; Vice President and Secretary,
                                        T. Rowe Price Global Asset Management
                                        Limited and T. Rowe Price Global
                                        Investment Services Limited
--------------------------------------------------------------------------------

Frances Dydasco (5/8/66)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Mark J.T. Edwards (10/27/57)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Roger L. Fiery III (2/10/59)            Vice President, T. Rowe Price, T. Rowe
Assistant Vice President,               Price Group, Inc., and T. Rowe Price
International Funds                     International, Inc.
--------------------------------------------------------------------------------

John R. Ford (11/25/57)                 Managing Director, T. Rowe Price and
President, International Funds          T. Rowe Price Group, Inc.; Director,
                                        Chief Investment Officer, and Vice
                                        President, T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)             Managing Director, T. Rowe Price;
Vice President, International Funds     Director and Managing Director, T. Rowe
                                        Price Group, Inc.; Vice President,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.; Vice President and Director,
                                        T. Rowe Price Investment Services, Inc.,
                                        T. Rowe Price Services, Inc., and
                                        T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Ian D. Kelson (8/16/56)                 Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; formerly Head
                                        of Fixed Income,  Morgan Grenfell/
                                        Deutsche Asset Management (to 2000)
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, International Funds          and T. Rowe Price Investment Services,
                                        Inc.
--------------------------------------------------------------------------------

Ian J. Macdonald (1/7/62)               Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, International Funds         Price Group, Inc., and T. Rowe Price
                                        Trust Company
--------------------------------------------------------------------------------

George A. Murnaghan (5/1/56)            Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; Vice
                                        President, T. Rowe Price International,
                                        Inc., T. Rowe Price Investment Services,
                                        Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Gonzalo Pangaro (11/27/68)              Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

D. James Prey III (11/26/59)            Vice President, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Robert Revel-Chion (3/9/65)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Christopher J. Rothery (5/26/63)        Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

James B.M. Seddon (6/17/64)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Robert W. Smith (4/11/61)               Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; Vice
                                        President, T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Benedict R.F. Thomas (8/27/64)          Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.
--------------------------------------------------------------------------------

Justin Thomson (1/14/68)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.; formerly Portfolio Manager, G.T.
                                        Capital/Invesco (to 1998)
--------------------------------------------------------------------------------

David J.L. Warren (4/14/57)             Managing Director, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.; Director,
International Funds                     Chief Executive Officer, and President,
                                        T. Rowe Price International, Inc.;
                                        Director, T. Rowe Price Global Asset
                                        Management Limited
--------------------------------------------------------------------------------

William F. Wendler II (3/14/62)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.
--------------------------------------------------------------------------------

Richard T. Whitney (5/7/58)             Managing Director, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.; Vice
                                        President, T. Rowe Price International,
                                        Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Edward A. Wiese, CFA (4/12/59)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company; Director, Chief
                                        Investment Officer, and Vice President,
                                        T. Rowe Price Savings Bank
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------



Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------



T. Rowe Price Retirement Services

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


     PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


     INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)

     No-Load Variable Annuities

     Small Business Retirement Plans


     * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser.



T. Rowe Price Web Services
--------------------------------------------------------------------------------



www.troweprice.com


     ACCOUNT INFORMATION

     Account Access allows you to access, in a secure environment, all of your
     T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure
     T. Rowe Price Account Access site.


     FINANCIAL TOOLS AND CALCULATORS

     College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

     Morningstar(registered trademark) Portfolio Trackersm. See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

     Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

     Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


     INVESTMENT TRACKING AND INFORMATION

     My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

     Morningstar(registered trademark) Portfolio Watchlistsm. Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

     Morningstar(registered trademark) Portfolio X-Raysm. This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings. There are costs associated with these services.



T. Rowe Price College Planning
--------------------------------------------------------------------------------


College Planning

     With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

     We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

     Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

     College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

     College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Advisory Services
--------------------------------------------------------------------------------



Advisory Services


     If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

     The T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

     T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Morningstar(registered trademark) Clear Futuresm Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.


     * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond New
York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

F39-051  4/30/02